UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2012

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 18, 2012, Cardinal Financial Corporation (“the Company”) issued a press release reporting its financial results for the period ended March 31, 2012.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 20, 2012 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected one director to serve a term of one year and three directors to serve for three-year terms each, approved the non-binding resolution to endorse the Company’s executive compensation program, and ratified the Company’s appointment of KPMG LLP as the Company’s independent auditors for 2012.  The voting results for each proposal are as follows:

1.               To elect as director for a term of one year, expiring at the 2013 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
Steven M. Wiltse	22,198,346	575,980	6,427,002

To elect as directors for a term of three years each, expiring at the 2015 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
Bernard H. Clineburg	16,823,591	5,950,735	6,427,002
Michael A. Garcia	22,389,346	384,980	6,427,002
J. Hamilton Lambert	21,072,747	1,701,579	6,427,002

2.               To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
21,142,661	1,564,390	67,275	6,427,002

3.               To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2012:

For	Against	Abstain	Broker Non-Vote
25,827,793	104,697	33,295	—

Item 8.01                                             Other Events.

On April 18, 2012, the Company’s Board of Directors declared a cash dividend of $0.04 for each share of its common stock outstanding. The dividend is payable on May 17, 2012 to shareholders of record on May 1, 2012. Based on the current number of shares outstanding, the aggregate payment will be approximately $1,168,000.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: April 23, 2012	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 18, 2012.